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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                 DATE OF EARLIEST EVENT REPORTED: July 19, 2005


                              ATWOOD OCEANICS, INC.
             (Exact name of registrant as specified in its charter)



                         COMMISSION FILE NUMBER 1-13167


        Internal Revenue Service - Employer Identification No. 74-1611874


                15835 Park Ten Place Drive, Houston, Texas, 77084
                                 (281) 749-7800

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act
        (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
        (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01 OTHER EVENTS

     On July 19, 2005, the Company announced that the VICKSBURG, owned and operated by its wholly owned subsidiary Atwood Oceanics Pacific Limited, has been awarded a contract by Total Exploration and Production Myanmar ("Total") to drill two (2) development wells plus an option to drill one (1) additional well offshore Myanmar immediately upon completion of the rig's current contract with ExxonMobil Exploration & Production Malaysia Inc. ("EMEPMI"). The rig's current contract is expected to be completed during the first quarter of calendar year 2006. The contract provides for a dayrate of $92,000, with a moving rate of $80,500. Total will also provide a tow vessel to move the rig. All wells are expected to take approximately 20 days to complete. It is also expected to take approximately 20 days to move the rig from its current location offshore Malaysia to Myanmar. Upon completion of the drilling program, Total will provide a tow vessel and pay the moving rate to move the rig to its next drilling location no greater distance than the release point from the EMEPMI contract. Including moving time and assuming that the option well is drilled, the Total drilling program could extend approximately 80 to 100 days.

     A copy of the press release announcing the VICKSBURG contract is filed with the Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01 EXHIBITS

EXHIBIT NO.

EX-99.1  Press Release dated July 19, 2005

     Statements contained in this report with respect to the future are forward-looking statements. These statements reflect management's reasonable judgment with respect to future events. Forward-looking statements involve risks and uncertainties. Actual results could differ materially from those anticipated as a result of various factors: the Company's dependence on the oil and gas industry; the risks involved in the construction and repair of a rig; competition; operating risks; risks involved in foreign operations; risks associated with possible disruption in operations due to terrorism; risks associated with a possible disruption in operations due to war; and governmental regulations and environmental matters. A list of additional risk factors can be found in the Company's annual report on Form 10-K for the year ended September 30, 2004, filed with the Securities and Exchange Commission.


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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             ATWOOD OCEANICS, INC.
                             (Registrant)



                             /s/ James M. Holland
                             James M. Holland
                             Senior Vice President

                             DATE: July 19, 2005



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                                  EXHIBIT INDEX


EXHIBIT NO.                          DESCRIPTION


EX - 99.1               Press Release dated July 19, 2005




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                                                             EXHIBIT EX. - 99.1

               ATWOOD OCEANICS ANNOUNCES VICKSBURG CONTRACT AWARD

Houston, Texas
19 July 2005

FOR IMMEDIATE RELEASE

     Atwood Oceanics, Inc. (Houston based International Offshore Drilling Contractor - NYSE ATW) announced today that the VICKSBURG, owned and operated by its wholly owned subsidiary Atwood Oceanics Pacific Limited, has been awarded a contract by Total Exploration and Production Myanmar ("Total") to drill two (2) development wells plus an option to drill one (1) additional well offshore
Myanmar immediately upon completion of the rig's current contract with ExxonMobil Exploration & Production Malaysia Inc. ("EMEPMI"). The rig's current contract is expected to be completed during the first quarter of calendar year 2006. The contract provides for a dayrate of $92,000, with a moving rate of $80,500. Total will also provide a tow vessel to move the rig. All wells are expected to take approximately 20 days to complete. It is also expected to take approximately 20 days to move the rig from its current location offshore Malaysia to Myanmar. Upon completion of the drilling program, Total will provide a tow vessel and pay the moving rate to move the rig to its next drilling location no greater distance than the release point from the EMEPMI contract. Including moving time and assuming that the option well is drilled, the Total drilling program could extend approximately 80 to 100 days.


     Statements contained in this release with respect to the future are forward-looking statements. These statements reflect management's reasonable judgment with respect to future events. Forward-looking statements involve risks and uncertainties. Actual results could differ materially from those anticipated as a result of various factors; the Company's dependence on the oil and gas industry; the risks involved in upgrade to the Company's rigs; competition; operating risks; risks involved in foreign operations; risks associated with possible disruptions in operations due to terrorism; and governmental regulations and environmental matters. A list of additional risk factors can be found in the Company's Annual Report on Form 10-K for the year ended September 30, 2004, filed with the Securities and Exchange Commission.


                                                     Contact:  Jim Holland
                                                            (281) 749-7804

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